Exhibit 99.2

Disrupting a $3.5B neurotoxin market dominated by a single brand for >30 years CORPORATE PRESENTATION / AUGUST 2026 NYSEAMERICAN: AEON ©2026 AEON BIOPHARMA

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and AEON Biopharma, Inc. (“AEON”) intends such statements to be covered by the safe harbor provided by those provisions. All statements in this presentation other than statements of historical fact are forward-looking statements, including statements regarding AEON’s strategy, objectives, plans, timelines and milestones; market opportunities and growth; future capital requirements and financing; the development, analytical and clinical evaluation, regulatory pathway and potential approval of ABP-450; potential indications, labeling, extrapolation, biosimilarity, clinical substitutability or any interchangeability determination AEON may pursue; potential pricing, reimbursement, average sales price treatment, provider economics, payer contracting, market acceptance and commercialization; and the potential achievement of milestones underlying, exercise of, and proceeds from outstanding warrants. Forward-looking statements may be identified by words such as “believe,” “estimate,” “expect,” “project,” “forecast,” “may,” “will,” “should,” “seek,” “plan,” “schedule,” “anticipate,” “intend,” “target,” “potential,” “continue” and similar expressions, or the negatives of those terms. Forward-looking statements are based on AEON’s current expectations, assumptions, estimates and projections and are inherently subject to known and unknown risks, uncertainties and other factors, many of which are beyond AEON’s control, that could cause actual results, performance or achievements to differ materially from those expressed or implied. Important factors include, but are not limited to: (i) the timing and outcome of interactions with regulatory authorities, including Biosimilar Biological Product Development meetings with the U.S. Food and Drug Administration (“FDA”), the FDA’s review of AEON’s submissions, whether the FDA agrees with AEON’s proposed analytical, clinical pharmacology, comparative clinical study, extrapolation, labeling and substitution-related strategies, the nature, scope and timing of any additional analytical, clinical pharmacology, comparative clinical, safety, immunogenicity or indication-specific studies or other data that FDA may require, and whether FDA permits extrapolation to some or all of the therapeutic indications for which AEON may seek approval; (ii) the initiation, cost, timing, progress and results of analytical studies, preclinical studies and clinical trials, and AEON’s ability to submit, obtain and maintain approval of a biologics license application under Section 351(k) of the Public Health Service Act for therapeutic uses of ABP-450; (iii) whether ABP-450 can achieve the anticipated product profile, including potential full-label approval, comparable clinical outcomes, operational similarity and commercial adoption; (iv) the accuracy of AEON’s assumptions concerning market size and growth, competitive positioning, pricing, reimbursement, average sales price treatment, provider economics, payer behavior, market share and sales; (v) AEON’s dependence on Daewoong Pharmaceutical Co., Ltd. and other third parties for manufacturing, supply, analytical testing, clinical development and regulatory support, their performance under applicable agreements, and their ability to obtain or maintain any governmental or regulatory approvals or authorizations necessary to support manufacturing, testing, technology transfer, clinical development or regulatory submissions; (vi) AEON’s future capital requirements, ability to raise additional capital and ability to continue as a going concern; (vii) AEON’s ability to achieve the regulatory and clinical milestones applicable to its outstanding milestone warrants, whether such warrants will be exercised for cash, the amount and timing of any resulting proceeds, and the potential dilution from outstanding securities; (viii) AEON’s ability to maintain compliance with the continued listing standards of the NYSE American and the liquidity and trading of AEON’s securities; and (ix) risks relating to intellectual property, competition, government regulation, litigation, internal controls, key personnel, supply-chain disruptions and macroeconomic or geopolitical developments. Additional information concerning these and other risks and uncertainties is contained in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in AEON’s Annual Report on Form 10-K for the year ended December 31, 2025, AEON’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, and AEON’s subsequent filings with the Securities and Exchange Commission. This list is not exhaustive. Forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on them, and AEON undertakes no obligation to update or revise any forward-looking statement, except as required by applicable law. Any forward-looking statements made orally in connection with this presentation are also qualified by these cautionary statements. ABP-450 has not been approved by the FDA for any therapeutic indication, and its safety and effectiveness for therapeutic uses have not been established. References in this presentation to potential biosimilarity, clinical substitutability, full-label approval, indications, product profile, commercialization or market adoption reflect AEON’s current objectives and expectations only and are not guarantees of future results. Certain information in this presentation is derived from third-party studies, publications, market research, surveys, interviews and other sources, as well as AEON’s internal estimates and research. Unless otherwise indicated, AEON has not independently verified third-party information. Such information and estimates are inherently subject to assumptions and limitations and may be inaccurate or incomplete. Quotations and responses attributed to physicians, payers and other market participants reflect the views of the individual respondents and should not be viewed as representative of all physicians, payers or other market participants. AEON’s internal estimates and research have not been verified by an independent source. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities. AEON Biopharma and the AEON Biopharma logo are trademarks of AEON Biopharma, Inc. All other trademarks are the property of their respective owners. Forward-Looking Statements ©2026 AEON BIOPHARMA 2

©2026 AEON BIOPHARMA Unlocking a $3.5B Market with the First BOTOX® Substitute 3 Developing ABP-450 as the first clinically substitutable therapeutic alternative to BOTOX® → Licensed exclusive rights to commercialize all BOTOX® therapeutic indications in the U.S., Canada, EU, UK and select international territories → Advancing full-label Extrapolation Strategy under the FDA’s 351(k) biosimilar pathway for ABP-450 covering all BOTOX® therapeutic indications BOTOX® has remained the dominant player despite branded competition and expiration of key patents → Lack of full label for branded BOTOX® competitors serves as a significant hurdle for market adoption → A true biosimilar that could be substituted for BOTOX® has remained elusive given manufacturing complexity associated with toxins ABP-450 is a validated botulinum toxin supported by established analytical and clinical data and manufactured in an FDA-inspected cGMP facility → Manufactured by Daewoong Pharmaceuticals in compliance with cGMP o Identical product profile as Jeuveau®, approved and marketed for cosmetic indications by Evolus, Inc. → Composition and mechanism of action (MoA) supports similarity to BOTOX® o Same 900kDa size, 100% amino acid sequence identity, genetic & formulation parity, and highly similar potency supports clinical dose predictability Led by newly appointed seasoned management team with demonstrated experience in toxins and capital formation → Rob Bancroft (CEO) served as the former BOTOX® leader responsible for competitive strategy and long-range asset maximization → John Bencich (CFO) led Achieve Life Sciences (CEO & CFO) and Oncogenex Pharmaceuticals (CFO); brings growth and capital strategy experience Recent highlights and upcoming catalyst → January FDA Type 2a meeting helped clarify the remaining analytical workplan → FDA feedback under a Type 2b meeting expected in 2H26 to inform clinical study requirements

©2026 AEON BIOPHARMA Advancing the First Clinically Substitutable BOTOX® Alternative 4 Despite >30 years of growth, prior competitors failed to overcome the barriers to switching at scale Full-Label Parity Captures all 12 indications at approval → Competes for the entire therapeutic market from day one → Avoids the restricted labels that have constrained prior competitors Clinical Equivalence No change to physician workflow → Same dosing, preparation, and administration as BOTOX® → Prior competitors required changes → limited adoption Switching is Rewarded Aligned economics drive adoption → Improves physician margin per treatment → Payers incentivized to reinforce switching behavior WHAT DRIVES ADOPTION AT SCALE Adoption at scale + structurally limited follow-on competition → durable share

©2026 AEON BIOPHARMA Clarivate. Market Insights US Therapeutic Botulinum Toxin Market. 2025. 5 The U.S. market accounts for ~86% of global therapeutic neurotoxin sales 2026 2027 2028 2029 2030 2031 $3.5B $3.8B $4.1B $4.4B $4.8B $5.1B Therapeutic Botulinum Market Value in the U.S. 7.7% CAGR Includes BOTOX®, Xeomin®, Daxxify®, Dysport® & Myobloc® 〉 Strong Market Growth • Total therapeutic toxin market value in the U.S. has grown by >75% since 2020 〉 Key Tailwinds: • Durable demand across large, chronic indications (esp. neurological) • Expanding diagnosis and treatment rates 〉 Key Headwinds: • Payer pressure and tightening utilization controls • Provider margin compression under buy-and-bill dynamics A Large & Growing Therapeutic Neurotoxin Market

BOTOX® Maintains >90% Share Despite Competition

Restricted labels have limited competitor adoption and scale

Other brands collectively captured ~8% of market value in 2025

No competitor has meaningfully challenged BOTOX's® full therapeutic label

"BOTOX is the only one that truly covers everything."
– Neurologist, 200+ BOTOX® patients/yr


BOTOX® accounted for
~92% of
therapeutic neurotoxin
market value in 2025

Clarivate. *Market Insights US Therapeutic Botulinum Toxin Market*. 2025.

©2026 AEON BIOPHARMA

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BOTOX® Dominance Persists Despite Physician Economic Friction

The lack of viable alternatives reinforces provider dependence, which can result in financial losses

Clinical Limitation

- **Non-BOTOX® neurotoxin labels are significantly narrower**
  - BOTOX® remains the only approved option for key conditions (e.g., migraine)

"BOTOX is the only one that truly covers everything. ***Dysport, XEOMIN, DAXXIFY they're all missing some of the major indications, so we use them less."***
– Neurologist, 200+ BOTOX® patients/yr

Operational Complexity

- **Risk of error and workflow complexity increase** when managing multiple products

"Every toxin has different units and dilution. ***We try not to maintain multiple workflows. It's a huge operational headache and creates room for error."***
– Neurologist, 300+ BOTOX® patients/yr

Financial Burden

- High-volume injectors can experience **significant financial loss** while using BOTOX®

"Sometimes, if we're lucky, we can make $5 per vial, but often we don't. *My coffee costs $6, how could I be happy with $5?"*
– Neurologist, 200+ BOTOX® patients/yr

Responses received through qualitative interviews (N=6) conducted by Kx Advisors between November-December 2025.

©2026 AEON BIOPHARMA

AEON BIOPHARMA

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Unsatisfied Payers with Minimal Levers to Curb Rising Costs

Minimal price leverage to reduce overall toxin cost due to lack of viable BOTOX® alternatives

Lack of clinically substitutable alternatives eliminates traditional cost levers


The Payers Dilemma

With no pricing leverage, **payers increasingly rely on PA enforcement as the only practical control**

Heavy spend concentrated in BOTOX®, with rising utilization and no ability to slow volume

Payers trapped in a cycle with no viable levers to curb rising toxin costs

> *"For us, **BOTOX represents well over 65% of the total neurotoxin dollars** and they're all clinically appropriate, so there really isn't anything we can do to slow the use."*
>
> – Medical Director, National Plan with 10M+ lives covered

> ***"Non-BOTOX products really haven't shown any superiority over BOTOX.** Clinically they don't differentiate, and **total-dollar-wise they're sometimes even higher than BOTOX,** so there isn't a reason for us to try to push providers toward them."*
>
> – Medical Director, National Plan with 10M+ lives covered

Responses received through qualitative interviews (N=6) conducted by Kx Advisors between November-December 2025.

©2026 AEON BIOPHARMA

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©2026 AEON BIOPHARMA 9 AEON is taking a different approach We are not trying to be different. We are trying to be the same. Equivalence to BOTOX® across every relevant dimension – same label, same dosing, same dilution, same outcomes, same coverage, same workflow. Differentiation forces competitors to fight three decades of cumulative BOTOX® investment, experience, and habit. Biosimilarity allows AEON to leverage it.

Clinical Substitutability Unlocks Switching at Scale Share moves when switching happens - and switching becomes rational under specific conditions ©2026 AEON BIOPHARMA 10 〉 Lower cost for payers, improved provider economics Economic Alignment 〉 No change to dosing, preparation, or workflow Operational Simplicity 〉 Equivalent outcomes across all indications Clinical Substitution Switching Becomes Rational When... 〉 FDA confirms clinical comparability 〉 workflow remains unchanged 〉 economics improve for both payers and providers + + “If a product has the full BOTOX® indications, and it’s identical and cheaper, I’d consider switching entirely.” -Neurologist, >300 BOTOX® patients/year Responses received through qualitative interviews (N=6) conducted by Kx Advisors between November-December 2025.

Full-Label Access Is the Gatekeeper to the Market

Current competitors are restricted to a subset of indications - limiting adoption and scale

	BOTOX onabotulinumtoxinA (91.9% share*) AbbVie Inc. 1989	AEON BIOPHARMA	XEOMIN incobotulinumtoxinA (4.4% share*) Merz Pharma 2010	Dysport (abobotulinumtoxinA) (3.1% share*) Ipsen Group 2009	DAXXIFY daxibotulinumtoxinA-lanm injection (<1% share*) Crown Laboratories 2023
Therapeutic Label (FDA Approved Indications)	1. Chronic migraine 2. Overactive bladder 3. Detrusor overactivity 4. Pediatric detrusor overactivity 5. Adult upper limb spasticity 6. Adult lower limb spasticity 7. Pediatric upper limb spasticity 8. Pediatric lower limb spasticity 9. Cervical dystonia 10. Axillary hyperhidrosis 11. Blepharospasm 12. Strabismus	**Full Label Parity (targeted**)** 1. Chronic migraine 2. Overactive bladder 3. Detrusor overactivity 4. Pediatric detrusor overactivity 5. Adult upper limb spasticity 6. Adult lower limb spasticity 7. Pediatric upper limb spasticity 8. Pediatric lower limb spasticity 9. Cervical dystonia 10. Axillary hyperhidrosis 11. Blepharospasm 12. Strabismus	1. Blepharospasm 2. Cervical dystonia 3. Adult upper limb spasticity 4. Pediatric upper limb spasticity 5. Chronic sialorrhea	1. Cervical dystonia 2. Adult upper limb spasticity 3. Adult lower lower limb spasticity 4. Pediatric upper limb spasticity 5. Pediatric lower limb spasticity	1. Cervical dystonia

Full-label access is required to compete at scale - and no competitor has it today

*Clarivate. *Market Insights US Therapeutic Botulinum Toxin Market.* 2025.
** This is not a projection or a guarantee of future indications, but rather is indicative of the indications that AEON is targeting, and the actual approved indications, if any, may vary significantly from what is included here.

AEON BIOPHARMA
11
©2026 AEON BIOPHARMA

©2026 AEON BIOPHARMA Minimizing Switching Barriers ABP-450 is designed to offer operational simplicity with the same vial size, dilution, and dosing 12 Switching Friction Index Friction reduces physician confidence and drives workflow disruption ABP-450 Xeomin® Daxxify® Dysport® Label Dose Reconstitution LEGEND – OPERATIONAL DIFFERENCES Patient Ed Biosimilarity lowers switching friction – by design 〉 Biosimilar designation signals equivalence across clinical and operational domains – Dose, dilution, safety, immunogenicity, outcomes, patient ed “If it’s basically the same as BOTOX in how we use it, same workflow, same mixing, same injection, then switching wouldn’t be an issue, it’d be a no-brainer” – Neurologist, 300+ BOTOX® patients/yr Responses received through qualitative interviews (N=6) conducted by Kx Advisors between November-December 2025.

Buy-and-Bill Economics Structurally Incentivize Biosimilar Adoption

Reimbursement & ASP dynamics favor biosimilar products and reward switching

Therapeutic-Only ASP Restores Margin Integrity
- BOTOX ASP: depressed due to aesthetic price discounts

CMS Structurally Improves Biosimilar Add-On Payment
- Add-on payment calculated on **BOTOX ASP**, not ABP-450 ASP

Lower Acquisition Cost
- ABP-450 expected to price below BOTOX

	BOTOX®	Biosimilar
Acquisition cost	Higher	Lower
ASP Calculation	Blended *(therapeutic + aesthetic)*	Therapeutics -only
Reimbursement	ASP + 6%	ASP + 6% *(+6% based on Botox ASP[1])*
Provider Margin	Lower	Higher

Biosimilars structurally improve physician economics for buy-and-bill products through improved add-on payment and lower acquisition costs

1- The Affordable Care Act of 2009, 42 C.F.R. §414.904(j), as modified by the Inflation Reduction Act of 2022, Section 11403

©2026 AEON BIOPHARMA

AEON BIOPHARMA

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A Lower-Cost Toxin That Payers Can Actually Act On

ABP-450 unlocks new payer leverage and meaningful cost savings

ABP-450 delivers immediate cost savings, addressing a category that has grown unchecked for years


Unlock
The Payers
Dilemma

A lower-cost, comparable toxin could enable payers to apply additional pricing levers

ABP-450 gives plans the flexibility to apply **brand-specific policies**, potentially introduce **UM or step edits in favor of ABP-450** unavailable to them today

"If neurologists want to use BOTOX, we can't steer them away. But if FDA deems the biosimilar as identical to BOTOX, ***we have something comparable that we can point them to****"*

– Medical Director, National Plan with 10M+ lives covered

"If a biosimilar is cheaper and does the same thing as BOTOX and providers can use it in the exact same way, ***we'd absolutely move volume towards it.****"*

– Medical Director, National Plan with 10M+ lives covered

"If the ASP is at least 20% lower, ***I can move a lot of share to the biosimilar.****"*

– Medical Director, Regional Plan with 3M+ lives covered

Responses received through qualitative interviews (N=6) conducted by Kx Advisors between November-December 2025.

©2026 AEON BIOPHARMA

AEON BIOPHARMA

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Highly Concentrated Market Enables Efficient Commercialization

~3,000 neurologists treat the vast majority of neurologic BOTOX® patients in the U.S.



21% of providers...
Each icon = 1% of neurology providers.
...treat 90% of Botox patients
Each icon = 1% of Botox patients.

Implications for Commercial Strategy

- Neurology represents **>70%** of the total therapeutic toxin market
- **~3,000** neurologists treat **~90%** of neurologic BOTOX® patients
- **~75** payers cover the majority of treated patients

→ **A small number of physicians and payers control the majority of the U.S. toxin market**

PurpleLab 2024 Claims Data as of Wednesday, 12/10/25, 11:00 am EST, DRG, Piper Sandler
Analysis includes BOTOX® for Migraine, Spasticity, Blepharospasm, Strabismus, Cervical dystonia (N = 602,785 patients, N= 14,128 neurologists)

©2026 AEON BIOPHARMA

AEON BIOPHARMA 15

Why ABP-450 Stands To Wins: Value Drives Systemwide Adoption Payers, physicians, patients each gain from ABP-450’s advantage Payers: Restores cost control and formulary leverages through full label biosimilar competition Physicians: Improves physician economics with minimal change to clinical workflow Patients: Lowers out-of-pocket costs while maintaining equivalent treatment effectiveness Proven Science Comparable Outcomes Full Label Parity Better Economics ©2026 AEON BIOPHARMA 16 Target Profile:

Core Product Characteristics Limit Credible Biosimilar Followers

Unlike other biosimilars, this molecule presents unique manufacturing and analytical challenges

Manufacturing at Scale
→ *Very Few Can Do It*

- Biosecure handling and specialized infrastructure required
- U.S. cGMP production requires tightly controlled, consistently reproducible processes

→ ***Few platforms can reliably manufacture at scale in the U.S.***

A Molecular Paradox

Large. Complex. Vanishingly small.

- **~900 kDa multi-protein complex**
- **~1:100,000 vs. excipients *(trace API levels in DP)***
- **Same starting material → highly variable results**

Analytical Validation
→ *Hard to Prove*

- API at trace levels must be isolated from the finished product
- Requires highly sensitive and advanced analytical techniques

→ ***Difficult to demonstrate biosimilarity with precision***

These constraints limit credible entrants – AEON has already navigated many critical steps

AEON BIOPHARMA

©2026 AEON BIOPHARMA

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ABP-450 Biosimilar Development Program

A Uniquely Advantaged Starting Point for Therapeutic Biosimilarity 〉 Exclusive aesthetic rights 〉 FDA approval in moderate to severe glabellar (frown) lines; $272.3m sales in 20251 Jeuveau® ABP-450 Aesthetics Therapeutics 〉 Exclusive therapeutic rights2 〉 Seeking all 12 FDA-approved indications for BOTOX® ©2026 AEON BIOPHARMA 19 The Daewoong 900 kDa toxin powering Jeuveau® also anchors ABP-450’s therapeutic biosimilar strategy This shared toxin heritage means AEON is building its biosimilar strategy on a known molecule, known manufacturing, and known safety - not on a blank page 1Evolus, Inc. Form-10K for the year ended December 31, 2025, filed with the SEC on March 3, 2026 2US, EU, UK, CAN and other select international markets

Globally Validated Product and Platform Approved worldwide, manufactured at scale – forming the backbone of ABP-450’s U.S. biosimilar entry 2 15 8 34 12 Approved by regulators in North America, EU, APAC, LATAM, MENA ©2026 AEON BIOPHARMA 20 1Under the brand name Jeuveau® in the U.S., Nuceiva® in Europe, Canada, Australia and Nabota® in other international markets regulatory approvals 70+ WW 1 FDA & EMA approved manufacturing facility

FDA’s Biosimilar Path: Analytical Assessment is the Foundation A stepwise evidence sequence designed for biologics - modeled on the generics philosophy ©2026 AEON BIOPHARMA 21 〉Majority of evidentiary weight: structure, function, purity, potency, etc. Analytical Similarity 〉PK/PD studies to confirm comparable exposure and response Clinical Pharmacology 〉Head-to-head efficacy/safety to address residual uncertainty Comparative Clinical Study 〉Totality-of-evidence package including full CMC/manufacturing data BLA Submission The biosimilar pathway may enable full-label approval across all reference indications through extrapolation - avoiding multiple clinical trials unless a defined scientific concern exists Stepwise evidence sequence 01 02 03 04

Aligned with the FDA on Analytical Expectations

Analytical similarity data support continued advancement toward full-label biosimilarity

Analytical Package Presented to FDA

- Initial analytical package supporting high similarity
- Completed Critical Quality Attribute assessment
- Proposed Comprehensive Analytical Assessment plan

FDA BPD Type 2a Meeting (January 2026)

Purpose: clarify analytical expectations and development strategy

- Initial similarity data and CQA framework reviewed
- Constructive feedback on analytical similarity strategy
- Framework in place to complete remaining analytical work

Analytical De-risking establishes the path forward:

- Primary structure and initial functional assays support biosimilarity
- Remaining analytical work underway → majority targeted for completion in 2026
- **BPD Type 2b meeting (2H26) to obtain feedback on the next phase of development, including clinical pharmacology and comparative clinical study requirements**

©2026 AEON BIOPHARMA

AEON BIOPHARMA

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Primary Structure: 100% Amino Acid Sequence Identity* to BOTOX® Not a single amino acid difference across 3 lots of ABP-450 and 2 lots of BOTOX® ©2026 AEON BIOPHARMA 23 *Based on sequence coverage of 93% - 99% for the 5 proteins that comprise the 900kD botulinum toxin type A complex. **Drug Product (DP) is the final formulation of the Drug Substance (DS), which is the active pharmaceutical ingredient in the product. 〉 Full sequence identity established through liquid chromatography/mass spectrometry (LC/MS) based analysis 〉 Analytical sensitivity sufficient to detect even minor sequence deviations - none observed Protein Sequence Coverage % Amino Acid Match for the Sequence Covered ABP-450 DP** (Z23001C) ABP-450 DP (X24034) ABP-450 DP (X24100) BOTOX® DP (D0593AC4) BOTOX® DP (D0518C4) 100 U (10 vials) 100 U (10 vials) 100 U (10 vials) 200 U (5 vials) 100 U (10 vials) BoNT (core toxin) 93% 100% 100% 100% 100% 100% NTNH 97% 100% 100% 100% 100% 100% HA 17 98% 100% 100% 100% 100% 100% HA 34 99% 100% 100% 100% 100% 100% HA 70 97% 100% 100% 100% 100% 100% Primary Structure = Foundation of Biosimilarity

Built for Consistency: *Genetic and Formulation Parity w/ BOTOX®*

Summary: The genetic sequence for all 5 complex proteins are highly similar between ABP-450 and BOTOX®

BoNT	NTNH	HA70	HA34	HA17
99%*	100%	100%	100%	100%

- *One nucleotide difference in BoNT → not associated with amino acid sequence/coding for structural protein

Summary: The formulation content of ABP-450 DP precisely matches BOTOX® DP

Item	ABP-450 DP	BOTOX® DP
Toxin	100 units / vial	100 units / vial
Human serum albumin (HSA)	0.5 mg / vial	0.5 mg / vial
NaCl	0.9 mg/ vial	0.9 mg/ vial

- Same ingredients, same proportions - identical final composition

AEON BIOPHARMA

©2026 AEON BIOPHARMA

24

Potency: Highly Similar Activity Across Two Independent Assays ©2026 AEON BIOPHARMA 25 〉ABP-450 demonstrates highly similar potency to BOTOX® across two distinct assays – LD50 (in vivo biological activity) – CBPA (cell-based potency assay) 〉Dual potency confirmation supports clinical dose predictability → addresses important physician switching barrier ABP-450 BOTOX® average 98.9 93.9 SD 9.4 8.3 3 lots each – more data pending ABP-450 BOTOX® average 95.3 90.4 SD 0.7 3.4 3 lots each – more data pending LD50 CBPA

Corporate Profile

Proven Operators in Toxins, Biosimilars, and Capital Formation Collectively executed multiple equity, debt, and hybrid financings totaling more than $750 million 〉 20+ years in biotech and life sciences capital markets 〉 Over $500M in capital raised through a variety of equity, debt, and hybrid structures Alex Wilson Chief Legal & Strategy Officer; Corporate Secretary 〉 Former BOTOX® leader responsible for competitive strategy and long-range asset maximization 〉 Led multiple therapeutic and buy-and-bill biologic launches Rob Bancroft Chief Executive Officer 〉 20+ years in clinical development and regulatory strategy – responsible for multiple IND, NDA, and BLA submissions Chad Oh, MD Chief Medical Officer ©2026 AEON BIOPHARMA 27 〉 25+ years of financial and leadership experience in the biotechnology and life sciences sectors John Bencich Chief Financial Officer

Data, Capital, Alignment: Key Milestones Fuel Strategic Momentum

MILESTONE	DATE	STRATEGIC IMPACT
Positive Biosimilarity Data	November 2025	➢ Reinforces AEON's scientific foundation and provides support for plans to submit under the FDA's 351(k) biosimilar BLA pathway
PIPE Financing	November 2025*	➢ Secured $6M near-term funding to ensure uninterrupted analytical execution and program acceleration by up to six months ➢ Warrants provide additional $7M+ capital opportunity
Daewoong Note Conversion	November 2025*	➢ $15M convertible note converted to equity and $1.5M note simplifying balance sheet and deepening alignment with AEON's key partner ➢ Warrants provide additional $8M+ capital opportunity
FDA Type 2a Meeting	January 2026	➢ Received feedback from FDA on analytical similarity strategy, which provides clear framework to complete remaining analytical work
Underwritten Public Offering	July 2026	➢ Closed upsized public offering providing gross proceeds of approximately $15.3M ➢ Milestone accelerated warrants provide additional ~$34M capital opportunity
FDA Type 2b Meeting Feedback	H2 2026	➢ Further inform clinical pharmacology and comparative clinical study requirements ➢ Provide additional clarity on regulatory pathway to BLA submission

*Transaction announced in November 2025 and closed in Q1'26

©2026 AEON BIOPHARMA

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Capitalization Overview

Cash:

$3.4M

As of June 30, 2026

Underwritten Public Offering:

~$15.3M

Gross proceeds from July 2026 offering

Share Count:

~49.9M

Shares Outstanding[1]

Outstanding Warrants:

~48.2M Pre-Funded Warrants[2] + **~18.4M** Time Based Warrants[3] + **~98.2M** Milestone Based Warrants[4]

1. *As of August 12, 2026*
2. *Issued in connection with PIPE financing and conversion of Daewoong note as announced November 2025 and in July 2026 underwritten public offering*
3. *Weighted average exercise price of $4.97*
4. *Weighted average exercise price of $0.35. Includes ~49.1M 2-year warrants with acceleration following announcement of positive FDA Type 2B meeting and ~49.1M 5-year warrants with acceleration upon announcement of initiation of P3 study vs BOTOX®*

AEON BIOPHARMA

©2026 AEON BIOPHARMA

Strong analytical data flowing from a proven toxin platform Completed 2a meeting; advancing towards analytical similarity Positioned to drive broad market adoption Full-label biosimilarity uniquely unlocks the BOTOX® monopoly ©2026 AEON BIOPHARMA 30 Positioned to Deliver the First Clinical Substitute to BOTOX® Strong data, aligned partner, FDA engagement: ABP-450 advancing towards full-label biosimilarity A rare combination of scale, structural barriers, and clear de-risking path

Thank you NYSEAMERICAN: AEON ©2026 AEON BIOPHARMA